Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by the Registrant 				[X]
Filed by a party other than the Registrant 	[   ]

Check the appropriate box:

[   ]  Preliminary proxy statement
[X]  Definitive proxy statement
[   ]  Definitive additional materials
[   ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Managed Municipal Portfolio II Inc.
(Name of Registrant as Specified in its Charter)

Marc Schuman
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):

[X]	No fee required
[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11.

(1)	Title of each class of securities to which the transaction
applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction
computed pursuant to Exchange Act 	Rule 0-11:1

(4)	 Proposed maximum aggregate value of transaction:


[   ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) 	and identify the filing for which the
offsetting fee was paid previously. Identify the 	previous filing
by registration statement number, or the form or schedule and the
date of its 	filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:


                      MANAGED MUNICIPALS PORTFOLIO II INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                              ---------------------
                         TO BE HELD ON DECEMBER 16, 1998
                              ---------------------


To the Shareholders of Managed Municipals Portfolio II Inc.:


      Notice is hereby given that the Annual Meeting of Shareholders of Managed Municipals Portfolio II Inc. (the "Portfolio") will be held at the offices of the Portfolio at 388 Greenwich Street, 22nd Floor, New York, New York at 9:00 a.m. on December 16, 1998 for the following purposes:

      1.    To elect two (2) Class II Directors of the Portfolio (PROPOSAL 1);

      2. To ratify the selection of KPMG Peat Marwick LLP as the independent auditors of the Portfolio for the fiscal year ending August 31, 1999 (PROPOSAL 2);


      3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.


      The close of business on November 6, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.


                                      By Order of the Board of Directors


                                      Christina T. Sydor
November 13, 1998                     Secretary


--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE PORTFOLIO. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                             Valid Signature
------------                                             ---------------

Corporate Accounts
(1) ABC Corp. ....................................       ABC Corp.
(2) ABC Corp. ....................................       John Doe, Treasurer
(3) ABC Corp.
      c/o John Doe, Treasurer ....................       John Doe
(4) ABC Corp. Profit Sharing Plan ................       John Doe, Trustee

Trust Accounts
(1) ABC Trust ....................................       Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
      u/t/d 12/28/78 .............................       Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA ..............       John B. Smith
(2) John B. Smith ................................       John B. Smith, Executor

                      MANAGED MUNICIPALS PORTFOLIO II INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                                 1-800-451-2010

                              -------------------
                         ANNUAL MEETING OF SHAREHOLDERS

                                DECEMBER 16, 1998
                              -------------------


                                 PROXY STATEMENT


      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Managed Municipals Portfolio II Inc. (the "Portfolio") for use at the Annual Meeting of Shareholders (the "Meeting") of the Portfolio to be held on December 16, 1998 at the Portfolio's executive offices at 388 Greenwich Street, 22nd Floor, New York, New York and at any adjournments thereof. A Notice of Meeting of Shareholders (the "Notice") and a proxy card accompany this Proxy Statement.

      Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph, or personal interview conducted by officers of the Portfolio and officers and regular employees of Mutual Management Corp. ("MMC" or the "Manager") (formerly known as Smith Barney Mutual Funds Management Inc.), the Portfolio's investment adviser and administrator, Salomon Smith Barney Inc. ("Salomon Smith Barney"), which makes a market in the Portfolio's shares, and First Data Investor Services Group, Inc. ("First Data"), the Portfolio's transfer agent. The cost of solicitations and the expense incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Portfolio. The Portfolio will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares.

      The Annual Report of the Portfolio, including audited financial statements for the fiscal year ended August 31, 1998, has previously been furnished to all shareholders. This Proxy Statement is first being mailed to shareholders on or about November 13, 1998. The Portfolio will provide additional copies of the annual report to any shareholder upon request by calling the Portfolio at 1-800-451-2010.


      If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of capital stock of the Portfolio ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the

Meeting with a quorum present. Approval of Proposal 2 requires the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Because both proposals require a proportion of votes cast for their approval, abstensions and broker non-votes may influence whether a quorum is present, but will have no impact on the requisite approval of such Proposals. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Portfolio at the above address prior to the date of the Meeting.


      In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Portfolio's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.


      The close of business on November 6, 1998 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      The Portfolio has one class of common stock which has a par value of $.001 per Share. As of the Record Date, there were 11,234,705.431 Shares outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

      As of the Record Date, to the knowledge of the Portfolio and the Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities and Exchange Act of 1934 (the "Exchange Act")), beneficially owned more than 5% of the outstanding Shares of the Portfolio. As of the Record Date, Cede & Co., as nominee of The Depository Trust Company, held 10,992,651 Shares, or 97.85% of the Portfolio's outstanding Shares. As of the Record Date, the officers and Board Members of the Portfolio as a group beneficially owned less than 1% of the outstanding Shares of the Portfolio.

      In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on December 14, 1998.

                                   PROPOSAL 1:
              TO ELECT TWO (2) CLASS II DIRECTORS OF THE PORTFOLIO

      The Board of Directors of the Portfolio is divided into three classes. The Directors serving in Class II have terms expiring at the Meeting; each Class II Director currently serving on the Board has been nominated by the Board of Directors for reelection at the Meeting to serve for a term of three years (until the annual meeting in 2001) or until their successors have been duly elected and qualified.


      Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.


      Certain information concerning the nominees is set forth below. All the individuals listed are currently directors of the Portfolio. "Beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). Information as to beneficial ownership is based upon information furnished to the Portfolio by Directors.

                                                                          Number (and
                                                                       Percentage) of the
                                                                       Portfolio's Shares
Name, Age, Principal Occupation and          Served as                 Beneficially Owned
Other Business Experience During the        a Director                 As Of November 6,
Past Five Years                                Since     Class+               1998
------------------------------------        ----------   ------        ------------------
PERSONS NOMINATED FOR ELECTION AS DIRECTORS

Robert A. Frankel, age 71                      1994        II               251.6601
Managing Partner of Robert A. Frankel                                    (less than 1%)
Management Consultants; formerly
Corporate Vice President of The Readers
Digest Association Inc.

Heath B. McLendon,* age 65                     1992        II               772.07870 (a)
Managing Director of Salomon Smith Barney,                               (less than 1%)
Chairman of Salomon Smith Barney
Strategy Advisers Inc. and President and
Director of MMC and Travelers Investment
Advisers, Inc. ("TIA"); Director of 59
investment companies associated with
Salomon Smith Barney.

DIRECTORS CONTINUING IN OFFICE

Dwight B. Crane, age 60                        1992        III              566.238
Professor, Harvard Business School                                       (less than 1%)

William R. Hutchinson, age 55                  1995        III                 0
Vice President-Financial Operations AMOCO
Corporation, Director of Associated Bank
and Director of Associated Banc-Corp

                                                                          Number (and
                                                                       Percentage) of the
                                                                       Portfolio's Shares
Name, Age, Principal Occupation and          Served as                 Beneficially Owned
Other Business Experience During the        a Director                 As Of November 6,
Past Five Years                                Since     Class+               1998
------------------------------------        ----------   ------        ------------------
Allan J. Bloostein, age 69                     1992        I                114.2984
President of Allan J. Bloostein Associates,                              (less than 1%)
a consulting firm; retired Vice Chairman
and Director of May Department Stores;
Director of CVS Corporation and Taubman
Centers Inc.

Martin Brody, age 77                           1992        I                124.4862
Consultant, HMK Associates, retired Vice                                 (less than 1%)
Chairman of the Board of Directors of
Restaurant Associates Corp., Director
of Jaclyn, Inc.

----------
+ Number (I,II,III) indicates whether the director is in Class I, II or III. Class II directors will be elected to serve for a three-year term at the Meeting. Class I directors will continue to serve until the 2000 annual meeting. Class III directors will continue to serve until the 1999 annual meeting.

* Designates a Director who is an "interested person" of the Portfolio as defined in the 1940 Act.


(a) Represents shares owned by members of this director's family.

      Section 16(a) Beneficial Ownership Reporting Compliance


      Section 16(a) of the Exchange Act requires the Portfolio's officers and directors, and any persons who beneficially own more than ten percent of the Portfolio's outstanding shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Portfolio. Based solely upon its review of the copies of such forms received by it and representations from certain such persons, the Portfolio believes that during its fiscal year ended August 31, 1998, all filing requirements applicable to such persons were complied with.

      The Portfolio has no compensation or nominating committee of the Board, or any committee performing similar functions. The Portfolio has an audit committee composed of directors who are not "interested persons" of the Portfolio (the "Independent Directors"), which is charged with selecting a firm of independent auditors to the Portfolio and reviewing the accounting matters with the auditors.

      During the Portfolio's last fiscal year, nine meetings of the Board were held; in addition, two audit committee meetings were held. Mr. Crane attended less than 75% of the meetings of the Board held in the last fiscal year.

      Only the Independent Directors receive remuneration from the Portfolio for acting as a Director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $3,677.53 were paid to such Directors by the Port-folio during the fiscal year ended August 31, 1998. Fees for the Independent Directors are currently set at $5,000 per annum plus $500 per in-person Board meeting and $100 per telephone conference call. Officers of the Portfolio are compensated by Salomon Smith Barney.

      The following table shows the compensation paid by the Portfolio to each person who was a Director during the Portfolio's last fiscal year:

                                                                                Total
                                          Pension or                          Number of
                                          Retirement          Total           Funds for
                          Aggregate    Benefits Accrued   Compensation     Which Director
                        Compensation      as part of      from Fund and     Serves within
Name of Person            from Fund      Fund Expenses    Fund Complex      Fund Complex
--------------            ---------      -------------    ------------      ------------
Martin Brody               $6,400             0            $119,814               20
Dwight B. Crane             7,200             0             133,850               23
Allan J. Bloostein          7,800             0              85,850                9
Robert A. Frankel           7,800             0              65,900                9
William R. Hutchinson       7,800             0              35,750                7
Heath B. McLendon*              0             0                   0               59

----------
* Designates a Director who is an "interested person" of the Portfolio as defined under the 1940 Act.

      Upon attainment of age 80, Portfolio Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Portfolio Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Portfolio's last fiscal year, total compensation paid by the Portfolio to Directors Emeritus totalled $3,300.


      The names of the principal officers of the Portfolio are listed in the table below together with certain additional information. Each of the officers of the Portfolio will hold such office until a successor is voted upon by the Board of Directors.


                                                Principal Occupations and
                           Position             other Affiliations During
Name and Age         (Year First Elected)          The Past Five Years
------------         --------------------     ----------------------------
Heath B. McLendon,   Chief Executive          (see Table of Directors above)
Age 65               Officer, Chairman of
                     the Board and
                     President (1992)

Lewis E. Daidone,    Senior Vice             Managing Director of Salomon Smith
Age 41               President and           Barney Inc.; Senior Vice President
                     Treasurer (1994)        and Treasurer or Executive Vice
                                             President and Treasurer of
                                             fifty-nine investment companies
                                             associated with Salomon Smith
                                             Barney; Director and Senior Vice
                                             President of MMC and TIA.

Joseph P. Deane,     Vice President and      Managing Director of MMC;
Age 50               Investment Officer      prior to July 1993, Managing
                     (1993)                  Director of Shearson Lehman
                                             Advisors.

                                                Principal Occupations and
                           Position             other Affiliations During
Name and Age         (Year First Elected)          The Past Five Years
------------         --------------------     ----------------------------
Christina T. Sydor,  Secretary (1994)        Managing Director of Salomon Smith
Age 47                                       Barney Inc.; Secretary or Executive
                                             Vice President and General Counsel
                                             of forty-four investment companies
                                             associated with Salomon Smith
                                             Barney; General Counsel and
                                             Secretary of MMC and TIA.


      The principal business address of Mr. McLendon, Mr. Deane, Mr. Daidone and Ms. Sydor is 388 Greenwich Street, New York, New York 10013.


      The election of each Director will require a plurality of the votes cast.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES TO THE BOARD.

                                   PROPOSAL 2:
             RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP
                  AS THE INDEPENDENT AUDITORS FOR THE PORTFOLIO
                   FOR THE FISCAL YEAR ENDING AUGUST 31, 1999

      The second proposal to be considered at the Meeting is the ratification of KPMG peat marwick LLP ("KPMG") as the independent auditors for the Portfolio for the fiscal year ending August 31, 1999.

      On August 19, 1998, based upon the recommendation of the Audit Committee of the Portfolio's Board of Directors, and in accordance with Section 32 of the 1940 Act, and the rules thereunder, the Board and the independent directors selected KPMG Peat Marwick LLP ("KPMG") as the Portfolio's independent auditors for the fiscal year ending August 31, 1999. KPMG also serves as independent auditors for Salomon Smith Barney, and other investment companies associated with Salomon Smith Barney and for Citigroup Inc. ("Citigroup"), as of December 31, 1998. Citigroup is the ultimate parent company of both MMC and Salomon Smith Barney. KPMG has no direct or material indirect financial interest in the Portfolio, Citigroup or any other investment company sponsored by Salomon Smith Barney or its affiliates.


      If the Portfolio receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Portfolio's financial statements, the Portfolio will arrange to have representatives of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

      The affirmative vote of a majority of votes cast is required to ratify the selection of KPMG as independent auditors.


THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                    OTHER MATTERS TO COME BEFORE THE MEETING


      The Board does not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named as proxies in the accompanying form of proxy will vote thereon in accordance with their judgment, to the extent permissible under applicable law.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at the 1999 Annual Meeting of the shareholders of the Portfolio must be received by June 18, 1999 to be included in the proxy statement and the form of proxy relating to that meeting, as the Portfolio expects that the 1999 Annual Meeting will be held in December of 1999. There are various requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

      Pursuant to the Bylaws of the Portfolio, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

      For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Portfolio. To be timely, any such notice must be delivered to or mailed and received at Managed Municipals Portfolio II Inc., c/o Christina
T. Sydor, Secretary, 388 Greenwich Street, New York, NY 10013 not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was given or such public disclosure was made.

      Any such notice by a shareholder must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Portfolio's books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Portfolio which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business matter covered by the proposal.

                                  OTHER MATTERS

      The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

November 13, 1998


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

x	Please mark
	votes as in
	this example

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS CLASS II
DIRECTORS AND PROPOSAL 2. Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF CLASS II DIRECTORS
	Nominees: Robert A. Frankel and 		* FOR		*
WITHHELD
			Heath B. McLendon

	_______________________________
	For all nominees except as noted above


2.	To ratify the selection of KPMG Peat		FOR *	AGAINST *
ABSTAIN *
	Marwick LLP as independent auditors
	for the Portfolio for the fiscal year
	ending August 31, 1999.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:  ______________________________ Date
___________________________
Signature:  ______________________________ Date
___________________________




MANAGED MUNICIPALS PORTFOLIO II INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS

	The undersigned holder of shares of common stock of Managed Municipals Portfolio II Inc. (the "Portfolio"), a Maryland corporation, hereby appoints Heath B. McLendon, Christina T. Sydor and Marc Schuman, as attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of the Portfolio which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Portfolio to be held at its offices, 388 Greenwich Street, New York, New York on December 16, 1998 at 9:00 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated November 13, 1998 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE